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                                 EXHIBIT INDEX

EXHIBIT                                                             PAGE(S)

(3)-1      Amended Code of Regulations (amended April 21,         Incorporated
           1988), filed as Exhibit (3) to Form SE filed           by Reference
           on March 18, 1993

(3)-2      Amended Articles of Incorporation (amended             Incorporated
           January 26, 1989), filed as Exhibit (3) to             by Reference
           Form 10-K filed on March 18, 1994

(4)-1      First Supplemental Indenture, dated as of May 4,       Incorporated
           1992, between TRINOVA Corporation and NBD Bank,        by Reference
           with respect to the issuance of $75,000,000 aggregate principal amount of TRINOVA Corporation
           7.95% Notes Due 1997, filed as Exhibit (4)-1 to
           Form SE filed on May 6, 1992

(4)-2      7.95% Notes Due 1997, issued pursuant to the           Incorporated
           Indenture, dated as of January 28, 1988, between       by Reference
           TRINOVA Corporation and NBD Bank (formerly
           National Bank of Detroit), as supplemented by the First Supplemental Indenture, dated as of May 4,
           1992, between TRINOVA Corporation and NBD Bank, filed as Exhibit (4)-2 to Form SE filed on May 6, 1992

(4)-3      Officers' Certificate of TRINOVA Corporation,          Incorporated
           dated May 4, 1992, pursuant to Section 2.01 of         by Reference
           the Indenture, dated as of January 28, 1988, between TRINOVA Corporation and NBD Bank
           (formerly National Bank of Detroit), as
           supplemented by the First Supplemental Indenture, dated as of May 4, 1992, between TRINOVA
           Corporation and NBD Bank, filed as Exhibit
           (4)-3 to Form SE filed on May 6, 1992

(4)-4      Rights Agreement, dated January 26, 1989, between      Incorporated
           TRINOVA Corporation and First Chicago Trust            by Reference
           Company of New York filed as Exhibit (2) to Form
           8-A filed on January 27, 1989, as amended by the First Amendment to Rights Agreement filed as
           Exhibit (5) to Form 8 filed on July 1, 1992

(4)-5      Form of Share Certificate for Common Shares, $5        Incorporated
           par value, of TRINOVA Corporation, filed as            by Reference
           Exhibit (4)-2 to Form SE filed on July 1, 1992

(4)-6      Fiscal Agency Agreement, dated as of October 26,       Incorporated
           1987, between TRINOVA Corporation, as Issuer,          by Reference
           and Bankers Trust Company, as Fiscal Agent,
           with respect to $100,000,000 aggregate principal
           amount of TRINOVA Corporation 6% Convertible
           Subordinated Debentures Due 2002, filed as
           Exhibit (4)-1 to Form SE filed on March 18, 1993
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                                     -22-


(4)-7      Indenture, dated as of January 28, 1988, between       Incorporated
           TRINOVA Corporation and NBD Bank (formerly             by Reference
           National Bank of Detroit), with respect to the issuance of $50,000,000 aggregate principal amount of TRINOVA Corporation 9.55% Senior Sinking
           Fund Debentures Due 2018, and the issuance of $75,000,000 aggregate principal amount of TRINOVA
           Corporation 7.95% Notes Due 1997, filed as Exhibit
           (4)-2 to Form SE filed on March 18, 1993

(4)-8      Form of 7.875% Debentures due June 1, 2026, filed      Incorporated
           as Exhibit (4)-1 to Form 8-K filed on June 3, 1996     by Reference

(4)-9      Indenture, dated as of May 1, 1996, between TRINOVA    Incorporated
           Corporation and NBD Bank, Trustee, with respect to     by Reference
           the issuance of $100,000,000 aggregate principal amount of 7.875% Debentures due June 1, 2026, filed as Exhibit (4)-2 to Form 8-K filed on June 3, 1996

(10)-1     TRINOVA Corporation 1982 Stock Option Plan,            Incorporated
           filed as Exhibit (10)-1 to Form SE filed on            by Reference
           March 18, 1993

(10)-2     TRINOVA Corporation 1984 Incentive Compensation        Incorporated
           Plan, filed as Exhibit (10)-2 to Form SE filed         by Reference
           on March 18, 1993

(10)-3     TRINOVA Corporation 1987 Stock Option Plan,            Incorporated
           filed as Exhibit (10)-3 to Form SE filed on            by Reference
           March 18, 1993

(10)-4     Change in Control Agreement for Officers,              Incorporated
           filed as Exhibit (10)-4 to Form SE filed on            by Reference
           March 18, 1993 (the Agreements executed by the
           Company and various executive officers of the Company are identical in all respects to the form of Agreement filed as an Exhibit to Form SE except as to differences in the identity of the officers and the dates of execution, and as to other variations directly necessitated by said differences)

(10)-5     Change in Control Agreement for Non-officers,          Incorporated
           filed as Exhibit (10)-5 to Form SE filed on            by Reference
           March 18, 1993 (the Agreements executed by the
           Company and various non-officer employees of the Company are identical in all respects to the form of Agreement filed as an Exhibit to Form SE except as to differences in the identity of the employees and the dates of execution, and as to other variations directly necessitated by said differences)

(10)-6     TRINOVA Corporation 1994 Stock Incentive Plan,         Incorporated
           filed as Appendix A to the proxy statement for         by Reference
           the annual meeting held on April 21, 1994
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(10)-7     TRINOVA Corporation 1989 Non-Employee Directors'       Incorporated
           Equity Plan, filed as Exhibit (10)-12 to               by Reference
           Form 10-K filed on March 18, 1994

(10)-8     TRINOVA Corporation Plan for Optional Deferment of     Incorporated
           Directors' Fees (amended and restated effective        by Reference
           April 1, 1995), filed as Exhibit (10)-8 to
           Form 10-K filed on March 20, 1995

(10)-9     TRINOVA Corporation Directors' Retirement Plan         Incorporated
           (amended and restated effective January 1, 1990),      by Reference
           filed as Exhibit (10)-9 to Form 10-K filed on March 20, 1995

(10)-10    TRINOVA Corporation Voluntary Deferred Compensation    Incorporated
           Plan (effective April 1, 1995), filed as Exhibit       by Reference
           (10)-11 to Form 10-K filed on March 20, 1995

(10)-11    TRINOVA Corporation Supplemental Benefit Plan          Incorporated
           (amended and restated effective January 1, 1995),      by Reference
           filed as Exhibit (10)-10 to Form 10-Q filed
           August 10, 1995

(11)       Statement re:  Computation of Per Share Earnings            24

(12)       Statement re:  Computation of Ratios                        25

(13)       Portions of the 1996 Annual Report to Security             26-58
           Holders (to the extent incorporated by reference hereunder)

(21)       Subsidiaries of the Registrant                              59

(23)       Consent of Independent Auditors                             60

(24)       Powers of Attorney                                         61-67

(27)       Financial Data Schedule                                     68

(99(i))-1  TRINOVA Corporation Directors' Charitable Award        Incorporated
           Program, filed as Exhibit (99(i))-2 to Form 10-K       by Reference
           filed on March 18, 1994

(99(i))-2  Credit Agreement, dated as of September 27, 1996,      Incorporated
           among TRINOVA Corporation (borrower) and The Bank      by Reference
           of Tokyo - Mitsubishi Trust Company; Citibank, N.A.;
           Desdner Bank AG, New York and Grand Cayman branches;
           The First National Bank of Chicago; Morgan Guaranty
           Trust Company of New York; The Chase Manhattan Bank;
           and Union Bank of Switzerland, Chicago branch
           (banks) and Citibank, N.A. (administrative agent), filed as Exhibit (99(i))-2 to Form 10-Q filed
           November 14, 1996